UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Provectus Biopharmaceuticals, Inc.

(Name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

800 S. Gay Street, Suite 1610 Knoxville, Tennessee 37929 phone 866/594-5999 fax 866/998-0005

Dear Provectus Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. (“Provectus”) on Wednesday, June 21, 2023 at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time (the “2023 Annual Meeting”). We intend to hold our annual meeting in person. As always, we encourage you to vote your shares prior to the annual meeting.

We are pleased to present you with our 2023 Proxy Statement. At our 2023 Annual Meeting, stockholders will vote on the matters set forth in the 2023 Proxy Statement and the accompanying notice of this meeting. Your board of directors (the “Board”) has recommended five highly qualified and experienced nominees for election to Provectus’ Board at the 2023 Annual Meeting. Highlights of the detailed information included in the Proxy Statement may be found in the section entitled “Questions and Answers About the 2023 Annual Meeting of Stockholders,” starting on page 2. Detailed information regarding director candidates may be found under “Proposal 1 – Election of Directors,” starting on page 17.

We are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials electronically increases the ability of our stockholders to connect with information they need, while reducing the costs and environmental impact associated with printing and mailing of proxy materials.

Whether or not you will attend the 2023 Annual Meeting, we hope that your shares are represented and voted. In advance of the meeting on June 21, 2023, please vote and submit your proxy as soon as possible via the Internet, by telephone, or, if you have requested to receive printed proxy materials, by mailing the proxy or voting instruction card enclosed with those materials. Instructions on how to vote are found in the section entitled “Questions and Answers About the 2023 Annual Meeting of Stockholders – How do I vote before the Annual Meeting?” starting on page 4.

For more information and up-to-date postings, please go to www.provectusbio.com/annual-meeting.

Thank you for being a Provectus stockholder.

Sincerely,

/s/ Bruce Horowitz
Bruce Horowitz
Chief Operating Officer

800 S. Gay Street, Suite 1610 Knoxville, Tennessee 37929 phone 866/594-5999 fax 866/998-0005

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21, 2023

To the Stockholders of Provectus Biopharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2023 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc. on Wednesday, June 21, 2023, at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time. As always, we encourage you to vote your shares prior to the meeting.

The 2023 Annual Meeting is being held for the following purposes:

1.	To elect five directors to serve on our Board of Directors;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;
3.	To approve, on an advisory basis, the frequency of the advisory vote on the compensation of our named executive officers;
4.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for 2023;

5.	To authorize our Board of Directors to amend our Certificate of Incorporation, as amended by the Certificate of Designation of Series D Convertible Preferred Stock and Certificate of Designation of Series D-1 Convertible Preferred Stock (the “Certificates of Designation”), to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board of Directors at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split; and,

6.	To authorize our Board of Directors, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board of Directors.

Stockholders also would transact any other business that properly comes before the 2023 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES WHO ARE IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” EACH OF PROPOSALS 2, 4, 5, AND 6, AND “EVERY 1 YEAR” WITH RESPECT TO PROPOSAL 3.

Only stockholders of record as of the close of business on April 24, 2023, will be entitled to notice of and to vote at the 2023 Annual Meeting of Stockholders and any adjournment thereof.

We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders instead of paper copies of our proxy statement and annual report. The Notice contains instructions for accessing those documents over the Internet. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2023 Annual Report, and the proxy card.

We hope that you will be able to attend the annual meeting. Whether or not you plan to attend the meeting, we ask that you vote as soon as possible. Prompt voting helps to ensure that the greatest number of stockholders are present, whether in person or by proxy. You may vote over the Internet, by telephone, or, if you requested to receive printed proxy materials, by mailing the proxy or voting instruction card enclosed with these meeting materials. Please review the instructions for each of your voting options described in the proxy statement, as well as in the Notice you received in the mail.

If you attend the annual meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to Be Held on Wednesday, June 21, 2023. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at: www.proxyvote.com.

By order of our board of directors,

/s/ Bruce Horowitz
Bruce Horowitz
Chief Operating Officer

May 1, 2023
Knoxville, Tennessee

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800 S. Gay Street, Suite 1610 Knoxville, Tennessee 37929 phone 866/594-5999 fax 866/998-0005

PROXY STATEMENT FOR

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 21, 2023

We are delivering these proxy materials to solicit proxies on behalf of the board of directors of Provectus Biopharmaceuticals, Inc., for the 2023 Annual Meeting of Stockholders that will be held on Wednesday, June 21, 2023, at the Hilton Knoxville located at 501 West Church Avenue, Knoxville, Tennessee 37902, beginning at 4:00 p.m. Eastern Time. We intend to hold our annual meeting in person. Please monitor our annual meeting website at www.provectusbio.com for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.

We will mail the Notice of Internet Availability of Proxy Materials to our stockholders on or about May 12, 2023.

We will refer to Provectus Biopharmaceuticals, Inc. and its subsidiaries throughout this Proxy Statement as “we,” “us,” the “Company,” or “Provectus.” We will refer to the board of directors as the “Board” or “our Board.”

At the 2023 Annual Meeting, our stockholders will vote on six proposals:

1.	To elect five directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To approve, on an advisory basis, the frequency of the advisory vote on the compensation of our named executive officers;

4.	To ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for 2023;

5.	To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificate of Designation of Series D Convertible Preferred Stock and Certificate of Designation of Series D-1 Convertible Preferred Stock (the “Certificates of Designation”), to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split; and,

6.	To authorize our Board, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board.

The proposals are set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also may transact any other business not known or determined at the time of this proxy solicitation and that properly comes before the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”); however, our Board knows of no such other business.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FIVE BOARD NOMINEES WHO ARE IDENTIFIED IN THE PROXY STATEMENT, AND “FOR” EACH OF PROPOSALS 2, 4, 5, AND 6, AND “EVERY 1 YEAR” WITH RESPECT TO PROPOSAL 3.

When you submit your proxy, by executing and returning the enclosed proxy card, you will authorize proxy holders Bruce Horowitz and Heather Raines, CPA to vote all your shares of common stock and/or preferred stock and otherwise to act on your behalf at the 2023 Annual Meeting and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the 2023 Annual Meeting. They also may vote your shares to adjourn the 2023 Annual Meeting and will be authorized to vote your shares at any meeting adjournment.

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QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials for the 2023 Annual Meeting of Stockholders instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to electronically access the proxy materials referred to in the Notice. They may also request a printed set of the complete proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials electronically by email or in printed form by mail on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs and environmental impact of the Company’s annual meetings associated with the physical printing and mailing of meeting materials.

What is the purpose of the 2023 Annual Meeting of Stockholders?

At the 2023 Annual Meeting, stockholders would act upon the following matters:

1.	To elect five directors to serve on our Board;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To approve, on an advisory basis, the frequency of the advisory vote on the compensation of our named executive officers;

4.	To ratify the selection of Marcum as our independent registered public accounting firm for 2023;

5.	To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split; and,

6.	To authorize our Board, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board.

Stockholders also may transact other business not known or determined at the time of this proxy solicitation that properly comes before the 2023 Annual Meeting; however, our Board knows of no such other business.

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Who is entitled to vote?

Only stockholders of record at the close of business on April 24, 2023, the record date for the 2023 Annual Meeting, are entitled to receive notice of the 2023 Annual Meeting and to vote the shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2023 Annual Meeting. Each outstanding share of Series D Convertible Preferred Stock carries the right to one vote per share. Each outstanding share of Series D-1 Convertible Preferred Stock carries the right to ten (10) votes per share. Holders of shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock will vote together with the holders of common stock as a single class on all matters submitted to stockholders and such other matters as may properly come before the Annual Meeting and any adjournments.

What constitutes a quorum?

The presence at the 2023 Annual Meeting of the holders of a majority of the shares of common stock, the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock outstanding on the record date, April 24, 2023, in person or by proxy, will constitute a quorum. Shares held by stockholders present in person or represented by proxy at the 2023 Annual Meeting who elect to abstain from voting will be included in the calculation of the number of shares considered present at the meeting.

As of April 1, 2023, there were 419,497,119 shares of common stock outstanding, 12,373,247 shares of Series D Convertible Preferred Stock outstanding and 9,765,498 shares of Series D-1 Convertible Preferred Stock outstanding.

What happens if a quorum is not present at the 2023 Annual Meeting of Stockholders?

If a quorum is not present at the scheduled time of the 2023 Annual Meeting, the holders of a majority of the shares of common stock, Series D Preferred Stock, and Series D-1 Preferred Stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, and/or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than 30 days or if a new record date is fixed for the adjourned meeting after the adjournment.

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May I vote my shares in person at the 2023 Annual Meeting of Stockholders?

Yes. You may vote your shares at the 2023 Annual Meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether or not you plan to attend the 2023 Annual Meeting in person, in order to assist us in tabulating votes at the meeting, we encourage you to vote by using the Internet, by telephone, or, if applicable, by returning a proxy card.

How do I vote before the 2023 Annual Meeting of Stockholders?

Before the 2023 Annual Meeting, you may vote your shares in one of the following three ways:

1.	By the Internet, by following the instructions provided in the Notice;

2.	By mail, if you requested printed copies of the proxy materials, by filling out the form of proxy card and sending it back in the envelope provided; or

3.	By telephone, if you requested printed copies of the proxy materials, by calling the toll-free number found on the proxy card. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct.

Please use only one of the above three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or by telephone depends on the voting procedures used by your broker, as explained below.

How do I vote if my broker holds my shares in “street name?”

If your shares are held in “street name,” your bank or broker will send you the Notice. Many, but not all, banks and brokerage firms participate in a program provided through our transfer agent Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options. If you do not give instructions to your nominee, it will be entitled to vote your shares on “discretionary” items but will not be permitted to do so on “non-discretionary” items. Proposals 1 and 2 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposals 3, 4, and 5 are discretionary items for which your nominee will be entitled to vote your shares in the absence of instructions from you.

Can I change my mind and revoke my proxy?

Yes. To revoke a proxy pursuant to this solicitation, you must:

●	Sign another proxy with a later date, and return it to our Secretary, Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929 at or before the 2023 Annual Meeting;

●	Provide our Secretary with a written notice of revocation dated later than the date of the original proxy at or before the meeting;

●	Re-vote by using the telephone following the instructions on the proxy card;

●	Re-vote by using the Internet by following the instructions in the Notice; or

●	Attend the 2023 Annual Meeting and vote in person. Note that attendance at the meeting will not revoke a proxy if you do not actually vote at the 2023 Annual Meeting.

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What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

1.	“FOR” the proposal to elect five directors to serve on our Board;

2.	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers;

3.	“EVERY 1 YEAR” with respect to the advisory vote to approve the frequency of the advisory vote on the compensation of our named executive officers;

4.	“FOR” the proposal to ratify the selection of Marcum as our independent registered public accounting firm for 2023;

5.	“FOR” the proposal to authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split; and,

6.	“FOR” the proposal to authorize our Board, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board.

What happens if I do not specify how my shares are to be voted?

If you sign and return your proxy card or complete the telephone or Internet voting procedures but do not indicate any voting instructions, your shares will be voted “FOR” each of the director nominees who are identified in Proposal 1, “FOR” Proposals 2, 4, 5, and 6, and “EVERY ONE YEAR” with respect to Proposal 3.

Will any other business be conducted at the 2023 Annual Meeting of Stockholders?

As of the date hereof, our Board knows of no business that would be presented at the 2023 Annual Meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

1.	The director nominees would be elected to serve on our Board if they receive a plurality of the votes cast on the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the 2023 Annual Meeting and entitled to vote on the subject matter. This means that the director nominees would be elected if they receive more votes than any other person at the meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares of common stock and/or preferred stock will not be voted with respect to the person or persons indicated; however, they will be counted for the purpose of determining whether there is a meeting quorum.

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2.

The advisory vote to approve the compensation of our named executive officers would be approved if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the 2023 Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

3.	The vote to approve, on an advisory basis, the frequency of the advisory vote on executive compensation will be approved if a majority of the shares of common stock present in person or represent by proxy at the 2023 Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

4.	The selection of Marcum as our independent registered public accounting firm for 2023 would be ratified if a majority of the shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

5.	The proposal to authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal.

6.	The proposal to authorize our Board, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of shares of common stock and preferred stock that we are authorized to issue by the same reverse stock split ratio, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal.

How will abstentions and broker non-votes be treated?

You do not have the option of abstaining from voting on Proposal 1. You may abstain from voting on Proposals 2, 3, 4, 5, and 6. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2, 3, 4, 5, and 6, your shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock will be included in the number of shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock would be voted but not in favor of Proposals 2, 3, 4, 5, and 6, your abstention would have the same effect as a negative vote in determining the outcome of the vote on these proposals.

Broker non-votes occur when a bank, brokerage firm, or other nominee does not vote shares that it holds in “street name” on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposals 1, 2, and 3 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. Proposals 4, 5, and 6, however are discretionary items on which your nominee will be entitled to vote your shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock even in the absence of instructions from you. In the case of a broker non-vote, your shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock would be included in the number of shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares of common stock, Series D Convertible Preferred Stock or Series D-1 Convertible Preferred Stock not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1, 2, 3, and 4. A broker non-vote would have the same effect as a vote against Proposals 5 and 6.

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STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of common stock as of April 1, 2023, unless otherwise indicated, for (i) each of our directors, (ii) each of our executive officers named in the “Summary Compensation Table” of this Proxy Statement, (iii) all of our directors and executive officers as a group, and (iv) the persons known by us to own beneficially more than 5% of our common stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2023 Annual Meeting. Each outstanding share of Series D Convertible Preferred Stock entitles its holder to cast one vote on each matter to be voted on at the 2023 Annual Meeting. Each outstanding share of Series D-1 Convertible Preferred Stock entitles its holder to cast ten votes on each matter to be voted on at the 2023 Annual Meeting. Holders of shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock will vote together with the holders of common stock as a single class on all matters submitted to stockholders and such other matters as may properly come before the Annual Meeting and any adjournments.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(2) (3)
Directors and Named Executive Officers:
Bruce Horowitz	5,486,983	(6)	1.3%
Dominic Rodrigues	12,493,651	(5)	2.9%
Ed Pershing, CPA	13,328,480	(4)	3.1%
Eric Wachter, Ph.D.	20,582,068	(9)	4.7%
Heather Raines, CPA	2,191,893	(8)	*
John Lacey, III, M.D.	300,000	(7)	*
Webster Bailey	558,768	(10)	*
All Directors and Executive Officers as a Group (7 Persons)	54,941,843	(11)	12.0%

5% Stockholders:
Jeffrey Allen Morris	56,569,900	(12)	12.4%

*	Less than 1% of the outstanding shares of common stock.

(1)	Drs. Lacey and Wachter, Messrs. Bailey, Horowitz, Pershing, and Rodrigues, and Mrs. Raines are officers and/or directors of Provectus Biopharmaceuticals, Inc., whose business address is 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929.

(2)	Shares of common stock that a person has the right to acquire within 60 days of April 1, 2023 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of April 1, 2023, there were 419,497,119 shares of common stock issued and outstanding.

(4)	Mr. Pershing’s beneficial ownership includes 60,600 shares of common stock owned by his spouse, 16,500 shares of common stock owned by his spouse through a retirement plan, 3,750 shares of common stock held as custodian for a grandchild, 81,500 shares of common stock owned by Mr. P’s Foundation, a nonprofit corporation of which Mr. Pershing is an affiliate, 550,000 shares of common stock owned by Perkins Place, a general partnership of which Mr. Pershing is an affiliate, 2,820,630 shares of common stock owned by Mr. Pershing through a retirement plan, 498,242 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 4,982,420 shares of common stock and $1,377,504 aggregate principal amount and interest of convertible promissory notes that are convertible within 60 days into 481,308 shares Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 4,813,080 shares of common stock.

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(5)	Mr. Rodrigues’ beneficial ownership includes 500 shares of common stock held solely by Mr. Rodrigues, 509,089 shares of common stock held jointly with his spouse, 112,700 shares of common stock owned by his spouse, 23,700 shares of common stock held as custodian for his children, 431,400 shares of common stock owned through a retirement plan and 11,416,242 shares of Series D Convertible Preferred Stock that are convertible within 60 days into 11,416,242 shares of common stock.

(6)	Mr. Horowitz’s beneficial ownership includes 2,302,243 shares of common stock held solely by Mr. Horowitz, 50,000 shares of common stock owned by his spouse, 325,000 shares of common stock owned through a retirement plan, 2,425,000 shares of common stock subject to options that are exercisable within 60 days, and 38,474 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 384,740 shares of common stock.

(7)	Dr. Lacey’s beneficial ownership includes 100,000 shares of common stock held solely by Dr. Lacey, 20,000 shares of common stock held through IMA, 80,000 shares of common stock held through a retirement account, and 100,000 shares of common stock subject to options that are exercisable within 60 days.

(8)	Mrs. Raines’s beneficial ownership includes 100,000 shares of common stock held solely by Mrs. Raines, 1,113,153 shares of common stock held jointly with her spouse, 20,290 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 202,900 shares of common stock, and $222,045 aggregate principal amount and interest of convertible promissory notes that are convertible within 60 days into 77,584 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 775,840 shares of common stock.

(9)	Dr. Wachter’s beneficial ownership includes 5,714,183 shares held solely by Dr. Wachter, 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust, 930,248 shares of common stock owned by Dr. Wachter through a retirement plan, and 1,393,277 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 13,932,770 shares of common stock.

(10)	Mr. Bailey’s beneficial ownership includes 145,528 shares of common stock held as custodian for his children and 41,324 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 413,240 shares of common stock.

(11)

Includes 2,525,000 shares of common stock subject to options that are exercisable within 60 days, 11,416,242 shares of Series D Convertible Preferred Stock that are convertible within 60 days into 11,416,242 shares of common stock, 2,048,901 shares of Series D-1 Convertible Preferred Stock that are convertible within 60 days into 20,489,010 shares of common stock, and $1,599,549 aggregate principal amount of convertible promissory notes that are convertible within 60 days into 558,892 shares of Series D-1 Convertible Preferred Stock, which are convertible within 60 days into 5,588,920 shares of common stock.

(12)	Based on a Schedule 13G filed with the SEC on March 28, 2023, Jeffrey Allen Morris has sole voting and dispositive power with respect to 12,000,000 shares of common stock, 6,500,000 shares of common stock owned through a retirement plan, and 3,806,990 shares of Series D-1 Convertible Preferred Stock issued though conversion of convertible promissory notes, which are convertible into 38,069,900 shares of common stock. Mr. Morris’s address is 1729 Triangle Park Dr., Maryville, TN 37801.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board consists of five members: Webster Bailey, Bruce Horowitz, John Lacey, III, M.D., Ed Pershing, CPA, and Dominic Rodrigues. Mr. Pershing serves as non-executive chairman and Mr. Rodrigues serves as non-executive vice chairman of our Board.

Four members of our Board, Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues, are considered independent under the listing standards of the NYSE American LLC.

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The Company does not currently have a Chief Executive Officer (“CEO”). Our Chief Operating Officer (“COO”), Mr. Horowitz, serves as our principal executive officer. Our entire Board is responsible for our risk oversight function.

Board and Committees

Our Board met three times and acted by unanimous written consent four times in 2022. Each incumbent director attended all meetings of our Board and its committees on which he served during 2022. We do not have a formal policy regarding attendance by Board members at annual stockholder meetings; however, members of our Board are encouraged to attend these meetings. All of our directors attended the 2022 Annual Meeting of Stockholders either in person or via teleconference.

We have three standing Board committees: the audit committee, the compensation committee, and the corporate governance and nominating committee (the “nominating committee”).

Audit Committee

The audit committee consists of Dr. Lacey and Messrs. Bailey, Horowitz, Pershing, and Rodrigues. Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Mr. Pershing is the chairman of our Board’s audit committee. Our Board has determined that Messrs. Pershing and Rodrigues qualify as “audit committee financial experts,” as defined under the rules of the SEC. The audit committee met four times in 2022.

The audit committee’s responsibilities include:

1.	Hiring independent registered public accountants to audit our books, records, and financial statements and to review our systems of accounting;

2.	Discussing with the independent registered public accounting firm the results of the annual audit and quarterly reviews;

3.	Conducting periodic independent reviews of the systems of accounting;

4.	Making reports periodically to our Board with respect to its findings; and

5.	Undertaking other activities described more fully in the section called “Audit Committee Report.”

Our audit committee charter is posted on our website under the “Investors” subpage at http://provectusbio.com/media/docs/AuditCommitteeCharter.pdf and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

The compensation committee consists of Dr. Lacey and Messrs. Bailey, Horowitz, Pershing, and Rodrigues. Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Mr. Bailey is the chairman of our Board’s compensation committee. The compensation committee met one time in 2022.

The compensation committee’s responsibilities include:

1.	Reviewing and approving the annual corporate goals and objectives relevant to each executive officer; at least annually, evaluating each executive officer’s performance in light of these goals and objectives; and setting each executive officer’s compensation, including salary, bonus, and incentive compensation, based on this evaluation;

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2.	Reviewing our compensation and benefits plans;

3.	Reviewing and recommending to the entire Board the compensation for Board members; and

4.	Other matters that our Board specifically delegates to the compensation committee from time to time.

Our compensation committee charter is posted on our website under the “Investors” subpage at http://provectusbio.com/media/docs/CompensationCommitteeCharter.pdf and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

Nominating Committee and Director Nominations

Our nominating committee met one time and acted by unanimous written consent one time in 2022. The nominating committee consists of Dr. Lacey and Messrs. Bailey, Horowitz, Pershing, and Rodrigues. Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues are independent directors under the listing standards of the NYSE American LLC. Dr. Lacey is the chairman of our Board’s nominating committee. Prior to filing this Proxy Statement, the nominating committee reviewed and approved the nomination of the persons listed below under Proposal 1, Election of Directors to serve as members of our Board for a one-year term expiring at the annual meeting of stockholders occurring in 2024. The nominating committee also recommended to our Board that it present all of these Board nominees for approval at the 2023 Annual Meeting.

Our Board adopted a written charter for our nominating committee, which is available to our stockholders and other interested parties on our website under the “Investors” subpage, at http://provectusbio.com/media/docs/NominatingCommitteeCharter.pdf, and is also available in print to any stockholder or other interested party who makes such a request of the Company’s Secretary. The information on our website, however, is not a part of this Proxy Statement.

The nominating committee’s responsibilities include:

1.	Assisting our Board to identify and approve the nomination of individuals qualified to serve as Board members;

2.	Reviewing the qualifications and performance of incumbent directors to determine whether to recommend them as nominees for re-election;

3.	Developing and recommending corporate governance policies for the Company to our Board;

4.	Periodically reviewing the management succession plan of the Company, and formally recommending to our Board, as needed, successors to departing executive officers if a vacancy occurs; and

5.	Evaluating the performance of our Board.

Our nominating committee has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. Our nominating committee will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the SEC. Our nominating committee screens all potential candidates in the same manner. Our nominating committee’s review typically would be based on all information provided with respect to the potential candidate. Our nominating committee has not established specific minimum qualifications that must be met by a nominee for a position on our Board or specific qualities and skills for a director. Our nominating committee may consider the diversity of qualities and skills of a nominee, but our nominating committee has no formal policy in this regard. For more information, please see the section below entitled “ADDITIONAL INFORMATION.”

Stockholders who wish to contact Board members may do so by sending an e-mail addressed to them at info@provectusbio.com.

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COMPENSATION Of Directors and Executive Officers

Because we are a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to smaller reporting companies.

Executive Employment/Contractor Agreements

On March 25, 2019, our Board promoted Mrs. Raines to be the Company’s Chief Financial Officer (“CFO”). She previously served as Provectus’ Controller since August 1, 2017. In connection with the promotion, Mrs. Raines received an initial incentive compensation of 50,000 shares of the Company’s common stock. Pursuant to the employment agreement (the “Raines Agreement”), the term of her employment extends automatically for one year unless terminated by either the Company or Mrs. Raines upon 30 days prior written notice. Mrs. Raines’s initial base salary is $125,000 per year. In the event Mrs. Raines’ employment with the Company is terminated by Mrs. Raines prior to, but not coincident with, a Change in Control (as defined in the Raines Agreement) or by reason of her death, disability, or retirement prior to a Change in Control, she will be entitled to receive (i) her unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which she may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Mrs. Raines as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Raines Agreement), Mrs. Raines’ employment with the Company is terminated or the Raines Agreement is not extended (A) by action of Mrs. Raines coincident with or following a Change in Control including her death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Raines Agreement) coincident with or following a Change in Control, the Company shall pay Mrs. Raines the compensation and benefits described in the sentence above, as well as a severance payment equal to 50% of her base salary in the preceding calendar year, payable over six months.

On May 8, 2019, our Board promoted Mr. Horowitz to the Company’s COO. During 2017, the Company entered into an independent contractor agreement with Mr. Horowitz, as amended, pursuant to which he served as Chief Operations Consultant of the Company from April 19, 2017 (the “Horowitz Agreement”). The Horowitz Agreement was amended on May 8, 2019 to provide that Mr. Horowitz continue to be paid $125 per hour with a maximum 160 hours per month and receive a health insurance allowance of $1,200 per calendar month.

On May 17, 2019, our Board retained Eric A. Wachter, Ph.D. as the Company’s Chief Technology Officer under a new employment agreement effective as of May 20, 2019 (the “Wachter Agreement”). The Wachter Agreement provides that Dr. Wachter will be employed for an initial term of one year, subject to automatic renewal for successive one-year periods, unless the Company or Dr. Wachter provides notice of intent not to renew. Dr. Wachter’s initial base salary is $240,000 per year. Dr. Wachter has the right to continue to participate in employee benefit plans. In the event Dr. Wachter’s employment with the Company is terminated by Dr. Wachter prior to, but not coincident with, a Change in Control (as defined in the Wachter Agreement) or by reason of his death, disability, or retirement prior to a Change in Control, he will be entitled to receive (i) his unpaid base salary through the last day of the month in which the date of termination occurs; (ii) the pro rata portion of any unpaid incentive or bonus payment which has been earned prior to the date of termination; (iii) any benefits to which he may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the notice of termination; and (iv) any expense reimbursements due to Dr. Wachter as of the date of termination. In the event that coincident with or following a Change in Control (as defined in the Wachter Agreement), Dr. Wachter’s employment with the Company is terminated or the Wachter Agreement is not extended (A) by action of Dr. Wachter coincident with or following a Change in Control including his death, disability or retirement, or (B) by action of the Company not For Cause (as defined in the Wachter Agreement) coincident with or following a Change in Control, the Company shall pay Dr. Wachter the compensation and benefits described in the sentence above, as well as a severance payment equal to 50% of his base salary in the preceding calendar year, payable over six months.

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Bonus Awards

No bonuses were awarded to our named executive officers in 2022.

Other Benefits

We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a vacation policy.

Long-Term Incentives

At the 2014 annual meeting of stockholders, our stockholders approved the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan (the “2014 Equity Compensation Plan”), which authorizes our Board to grant options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), and options that do not qualify as incentive stock options under the Code (“non-qualified stock options,” and collectively with incentive stock options, “options”). We are authorized to grant options under the 2014 Equity Compensation Plan for up to 20,000,000 shares of our common stock. If any options granted under the 2014 Equity Compensation Plan are forfeited or terminated for any reason, the shares of common stock that were subject to the options will again be available for future distribution under the 2014 Equity Compensation Plan. In June 2016, the compensation committee approved an amendment to our 2014 Equity Compensation Plan to allow for restricted stock awards to non-employee directors. Our stockholders approved this amendment at our 2017 annual stockholder meeting.

Under the terms of our 2014 Equity Compensation Plan, prior to the occurrence of a change in control (as defined in the 2014 Equity Compensation Plan), and unless otherwise determined by our Board, any stock options outstanding on the date such change in control is determined to have occurred that are not yet exercisable and vested on such date will become fully exercisable and vested. As of December 31, 2022, named executive officers had no outstanding unvested stock options.

SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2022 and 2021 to the individuals who served as our principal executive officer and our two other executive officers during 2022 (whom we refer to collectively as our “named executive officers”):

Name and Principal Position	Year	Salary	All Other Compensation		Total

Eric Wachter, Ph.D.,	2022	$160,000	$14,188	(1)	$174,188
Chief Technology Officer	2021	$160,000	$10,804	(1)	$170,804

Heather Raines, CPA,	2022	$83,333	—		$83,333
Chief Financial Officer	2021	$83,333	—		$83,333

Bruce Horowitz,	2022	$169,600	$75,000	(2)	$244,600
Chief Operating Officer	2021	$169,600	$75,000	(2)	$244,600

(1)	Comprised of health/vision, life, short term disability, and long-term disability insurance premiums.

(2)	Comprised of accrued, but not paid, directors fees.

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OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END

The following table shows the number of equity awards outstanding as of December 31, 2022 for our named executive officers. All the options were exercisable as of December 31, 2022.

	Option Awards
Name	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date

Bruce Horowitz	2,425,000	$0.12	11/10/2025
Chief Operating Officer

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information about our equity compensation plans as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	3,900,000	$0.37	16,587,500
Equity compensation plans not approved by security holders	—	—	—
Total	3,900,000	$0.37	16,587,500

(1)	This amount represents shares of common stock available for issuance under the 2014 Equity Compensation Plan as of December 31, 2022. Awards available for grant under the 2014 Equity Compensation Plan include stock options, stock appreciation rights, restricted stock, long-term performance awards and other forms of equity awards.

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DIRECTOR COMPENSATION

Each non-employee director receives an annual retainer of $40,000 as compensation for service as a member of the Board. Non-employee directors serving as members of our audit committee receive $15,000 per year; the audit committee chairperson receives $15,000 per year. Non-employee directors serving as members of our corporate governance and nominating committee receive $10,000 per year; the corporate governance and nominating committee chairperson receives $15,000 per year. Non-employee directors serving as members of our compensation committee will receive $10,000 per year; the compensation committee chairperson receives $15,000 per year.

Director Compensation Table for 2022

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards Compensation	All Other Compensation	Total
Webster Bailey	$80,000	(1)	—	—	—	$80,000
John Lacey, III, MD	$80,000	(1)	—	—	—	$80,000
Ed Pershing, CPA	$75,000	(1)	—	—	—	$75,000
Dominic Rodrigues	$75,000	(1)	—	—	—	$75,000

(1)	Dr. Lacey and Messrs. Bailey, Pershing, and Rodrigues accrued their director fees in 2022.

PAY VERSUS PERFORMANCE TABLE

The following table reports the compensation of our Principal Executive Officer (our “PEO”) and the average compensation of our other Named Executive Officers (“NEOs”) as reported in the Summary Compensation Table for the past two fiscal years, as well as their “compensation actually paid” as calculated pursuant to Item 402(v) of Regulation S-K and certain performance measures required by such Item.

Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss
2022	$244,600	$244,600	$128,761	$128,761	$196.36	$(3,554,683)
2021	$244,600	$244,600	$127,069	$127,069	$100.00	$(5,539,543)

(1)	The principal executive officer (PEO) is Bruce Horowitz, our chief operations officer and member of the board of directors. The Non-PEO NEOs are Heather Raines, our chief financial officer, and Eric Wachter, our chief technology officer.

(2)	The summary compensation table and compensation actually paid total for our PEO includes $75,000 for board of director fees each year that were accrued.

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss and Cumulative Total Shareholder Return (“TSR”)

Since we are not a commercial-stage company, we did not have net income during the periods presented. The Company’s only income recorded was related to a grant received from the State of Tennessee. Consequently, we do not look to net loss as a performance measure for our executive compensation program. Moreover, as a mid-stage pre-commercial company with no revenue, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our PEO and NEOs during the periods presented.

The compensation committee does not use TSR or net loss in its compensation programs.

●	Compensation actually paid to PEO remained the same from 2021 to 2022;
●	Compensation actually paid to non-PEO NEOs increased by $1,692, or 1.3% from 2021 and 2022;
●	TSR increased from $100 in 2021 to $196.36 in 2022, or approximately 96.4%;
●	Net loss improved by $1,984,860 or 35.8% from 2021 to 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy, pursuant to which our executive officers, directors, and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with the Company without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members, other than transactions available to all employees generally or involving less than $10,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration, and approval, unless the transaction involves an employment or other compensatory arrangement approved by the compensation committee. All of our directors, executive officers, and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will consider, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction, and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of such transaction.

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Related Party Transactions

The Series D and D-1 Convertible Preferred Stock

On June 20, 2021, the related party amended 2017 convertible promissory notes plus accrued interest and outstanding 2020 convertible promissory notes plus accrued interest converted into 1,972,297 shares of Series D-1 Convertible Preferred Stock at the New Conversion Price of $2.862.

The table below summarizes the 2017 and 2020 Notes issued to related parties and conversion to Series D-1 Convertible Preferred Stock:

Holder	Principal & Interest	Conversion Date	Series D-1 Preferred Stock
Eric Wachter	$673,222	06-20-2021	235,228
	$670,111	06-20-2021	234,141
	$2,008,000	06-20-2021	701,608
	$636,222	06-20-2021	222,300

Heather Raines	$29,872	06-20-2021	10,438
	$28,194	06-20-2021	9,852

Ed Pershing	$251,111	06-20-2021	87,740
	$246,578	06-20-2021	86,156
	$245,422	06-20-2021	85,752
	$121,333	06-20-2021	42,395
	$90,867	06-20-2021	31,750
	$90,800	06-20-2021	31,727
	$60,278	06-20-2021	21,062
	$60,178	06-20-2021	21,027
	$60,067	06-20-2021	20,988
	$144,053	06-20-2021	50,334

Webster Bailey	$118,267	06-20-2021	41,324

Bruce Horowitz	$110,111	06-20-2021	38,474

Total Related Parties	$5,644,686		1,972,297

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2021 Financing

On August 13, 2021, the Board approved a Financing Term Sheet (the “2021 Term Sheet”), which sets forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2021 Financing”). The 2021 Financing will be in the form of unsecured convertible loans from investors and evidenced by convertible promissory notes (individually, a “2021 Note” and collectively, the “2021 Notes”). The 2021 Notes bear interest at the rate of 8% per annum.

The table below summarizes the 2021 Notes issued to related parties:

	Face	Note
Holder	Amount	Date
Heather Raines	$200,000	8/16/2021
Edward Pershing	$150,000	7/15/2022
Edward Pershing	$75,000	7/27/2022
Edward Pershing	$100,000	9/1/2022
Total Related Parties	$525,000

On September 20, 2022, the Board approved a Financing Term Sheet (the “2022 Term Sheet”), which set forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2022 Financing”), which amounts will be obtained in several tranches. The 2022 Financing will be in the form of unsecured convertible loans from investors and evidenced by convertible promissory notes (individually, a “2022 Note” and collectively, the “2022 Notes”). The 2022 Notes bear interest at the rate of 8% per annum.

The table below summarizes the 2022 Notes issued to related parties:

	Face	Note
Holder	Amount	Date
Edward Pershing	$75,000	9/23/2022
Edward Pershing	$110,000	9/30/2022
Edward Pershing	$50,000	10/14/2022
Edward Pershing	$7,500	10/27/2022
Edward Pershing	$35,000	11/1/2022
Edward Pershing	$100,000	11/10/2022
Edward Pershing	$25,000	11/15/2022
Edward Pershing	$150,000	12/2/2022
Edward Pershing	$100,000	12/19/2022
Edward Pershing	$25,000	12/22/2022
Edward Pershing	$125,000	1/12/2023
Edward Pershing	$125,000	1/26/2023
Edward Pershing	$125,000	2/17/2023
Edward Pershing	$100,000	2/27/2023
Edward Pershing	$125,000	3/17/2023
Total Related Parties	$1,277,500

For further details on the terms of the 2021 and 2022 Financing, please refer to our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 29, 2023.

Consulting Fees

The Company paid Bruce Horowitz (Capital Strategists), one of our directors and our COO, fees of $169,600 and $169,600 for services rendered during the years ended December 31, 2022 and 2021, respectively, under an independent contractor agreement.

Other than as set forth above, we had no transactions since January 1, 2021 that would be required to be disclosed under Item 404(a) of Regulation S-K, and no such transactions are currently proposed for 2023.

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PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The persons listed below have been nominated by our Board to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2024. Each nominee has consented to serve on our Board. If any nominee were to become unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board. Holders of shares of outstanding common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock will vote together as a single class to elect the board of directors.

Webster Bailey, 45, currently serves as the Director of Development for Metro Drug Coalition (“MDC”), an East Tennessee substance abuse prevention, advocacy, and education agency. From 2006-2022, he worked in the substance abuse treatment field at Cornerstone of Recovery, a nationally recognized and well-respected residential treatment center. Mr. Bailey directed all of Cornerstone’s marketing, business development, and outreach efforts as Executive Director of Marketing and Business Development from 2009 through 2021. In October 2021, after Cornerstone was acquired by Bradford Health Services, he was asked to serve as the Executive Director for the company, and he served in that capacity for one year prior to joining MDC. Mr. Bailey has been involved in several East Tennessee substance abuse prevention and recovery-related initiatives, including having served multiple terms as President of the boards of directors of the MDC and the Blount County Recovery Court Foundation. For these and other community leadership efforts, Mr. Bailey received the Community Service Award from the Tennessee Licensed Professional Counselors Association (2013), the Recovery Services Award from MDC (2014), and the Prevention Champion Award from the Blount County Community Health Initiative (2015) and was named Professional of the Year by the East Tennessee Association of Alcoholism and Drug Abuse Counselors (2016). He received a Bachelor’s Degree in Communications and Public Relations from the University of Tennessee. Mr. Bailey also serves on the board of directors for Clover Fork Coal Company.

Bruce Horowitz, 66, has served as a member of our Board since 2017 and Provectus’ COO since 2019; he previously served as the Company’s Chief Operations Consultant from 2017 to 2019. Mr. Horowitz has served as the Managing Director of Capital Strategists, LLC, which provides corporate, strategic, and financial consulting services, since 2006. He also serves as a trusted advisor to family trusts and private individuals, with a focus on financial asset management, real estate management and special situation investments. He has also served as the Managing Member of Plata LLC since 2017. Earlier in his career Mr. Horowitz was a charter member of the New York Futures Exchange, was a Senior Vice President managing principal equity investment accounts, private equity investments and public offerings at Drake Capital Securities, and managed the trading department at the Los Angeles office of Laidlaw Equities. He was also a partner at Stanley Capital, a private equity buyout firm. Mr. Horowitz was the chairman and a member of two general obligation bond fund committees, raising more than $500 million in general revenue bonds for the Beverly Hills Unified School District. Subsequently, he was named the first chairman of both the state of California-mandated Citizens’ Oversight Committee and Facilities Advisory Committee, overseeing expenditure of all BHUSD general obligation bond funds. Mr. Horowitz is a founding member of the Los Angeles Chapter of the Positive Coaching Alliance. He founded and is currently the president of the Beverly Hills Basketball League, a youth basketball program that serves more than 35,000 families. Mr. Horowitz has also served as a member of the board of directors of the American Youth Soccer Organization and Beverly Hills Little League. He holds a Juris Doctor degree from Benjamin N. Cardozo School of Law in New York City and Bachelor of Arts degree from Washington University in St. Louis.

John Lacey, III, M.D., 75, has served as a member of our Board since 2018. Dr. Lacey is the former Chief Medical Officer and Senior Vice President of University Health System d/b/a University of Tennessee Medical Center (“UTMC”), a 600+ bed academic medical center based in Knoxville since 1999. Dr. Lacey served continuously in this capacity from 1999 until retirement from UTMC in 2016. He also operated an Internal Medicine practice for 39 years. Dr. Lacey graduated from the University of Tennessee with a Bachelor’s degree in Nuclear Engineering and the University of Tennessee Medical School (Memphis) with a Doctor of Medicine degree. Dr. Lacey helped create Knoxville Area Project Access, a partnership with the Knoxville Academy of Medicine and providers to give primary and specialty health services to the uninsured and medically underserved and was the inaugural chairman of the Governor’s Health and Wellness Task Force, which focused on improving Tennessee’s national health ranking. Dr. Lacey has been recognized by several entities for contributions to population health.

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Ed Pershing, CPA, 70, has served as non-executive Chairman of our Board since 2018. He was the Chief Executive Officer of Pershing Yoakley & Associates (“PYA”), until December 2019 when he retired. PYA is a top 15 healthcare consulting and top 100 accounting firm in the U.S. PYA, which he co-founded in 1983, expanded from a three-employee office to more than 270 employees and five affiliate companies serving more than 3,500 clients in 50 states. Mr. Pershing’s healthcare experience and expertise include turnaround/performance improvement initiatives, long-range planning studies, development of numerous hospital and medical office projects, restructuring of healthcare organizations, liaison between boards of directors and management teams to craft corporate visions and strategies, mergers, acquisitions, divestitures, and leasing arrangements. He has served as an expert witness on healthcare industry matters and in several Certificate of Need appeals. Mr. Pershing also has represented healthcare organizations before regulatory agencies such as the Centers for Medicare & Medicaid Services, Internal Revenue Service, and Departments of Mental Health, Insurance, and Medicaid. He graduated from the University of Tennessee with a Bachelor of Science in Accounting and was one of eighteen professionals from the U.S. and Great Britain to participate in the first Ernst & Ernst Accelerated Healthcare Program, a one-year full-time education and work-study program in healthcare industry matters. Mr. Pershing is a Certified Public Accountant (“CPA”).

Dominic Rodrigues, 54, has served as a member of our Board since 2017, its non-executive Vice Chairman since 2018, and previously as non-executive Chairman from 2017 to 2018. Prior to joining our Board, Mr. Rodrigues was President of Rhisk Capital, where he carried out management consulting, corporate development, and portfolio management activities. Project industries included defense and intelligence (a technology-focused, private equity-styled, capital investment pool; corporate development and operational roles at a related data communications company), financial services (a capital markets-focused, financial technology start-up company; a start-up private wealth office), healthcare, life sciences, and nanotechnology (a venture capital-styled investment). Mr. Rodrigues previously taught as an Adjunct Professor of Finance at the Lee Business School of the University of Nevada, Las Vegas. His business development, corporate development, finance, leadership, operations, and science & technology experiences include working as: a corporate venture capitalist at SAIC Venture Capital Corporation (“VCC”), the multi-billion-dollar subsidiary of research and engineering company SAIC, where he was an observer or member of boards of directors of several portfolio companies; a proprietary currency derivatives trader at Bank of Montreal, a Canadian multinational investment bank and financial services company; and a project manager at Jacques Whitford, a Canadian multinational environmental consulting company. He holds business, economics, and engineering degrees from The Wharton School of the University of Pennsylvania, the London School of Economics and Political Science, the Massachusetts Institute of Technology, and the University of Toronto.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Set forth below are the specific experience, qualifications, attributes, and skills of our directors that led to the conclusion that each director should serve as a member of our Board.

Webster Bailey brings extensive and diverse board of directors, business development, strategic planning, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Bruce Horowitz brings extensive and diverse board of directors, business development, corporate development, strategic planning, capital formation, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

John Lacey, III, M.D. brings extensive and diverse board of directors, medical, strategic planning, and leadership experience to our Board and company management from his prior work, non-profit volunteerism, and educational background.

Ed Pershing, CPA brings extensive and diverse board of directors, business development, corporate development, strategic planning, accounting, healthcare industry, and leadership experience to our Board and company management from his prior and ongoing work, non-profit volunteerism, and educational background.

Dominic Rodrigues brings extensive and diverse board of directors and board committee, business development, corporate development, finance, and leadership experience to our Board and company management from his prior and ongoing work and non-profit/professional volunteerism, and educational background.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION TO OUR BOARD NAMED ABOVE. Each proxy solicited on behalf of our Board will be voted FOR each of the nominees for election to our Board unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval remains with our Board.

Our Board believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

The next advisory vote on the compensation of our executive officers will occur at the 2024 Annual Meeting of Stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is presenting the following proposal, which gives you the opportunity to vote on the frequency of the required advisory vote on the compensation of the Company’s named executive officers. This proposal is required by SEC rules. You may elect to have the vote held annually, every two years or every three years, or you may abstain. Because your vote is advisory, it will not be binding upon the board of directors. However, the Company has adopted a policy that it will follow the alternative that receives the plurality of votes cast.

Our Board recommends that you vote in favor of an advisory vote on executive compensation every year so that our shareholders may provide us with direct and timely input on our executive compensation program. We believe that current best corporate practices and governance trends favor an annual advisory vote and have previously determined to hold an annual advisory vote. While we believe that annually is an appropriate timeframe in which to solicit shareholders’ feedback on compensation design, this proposal is not to approve or disapprove of the company’s recommendation.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU SELECT “1 YEAR” IN CONNECTION WITH THE PROPOSAL REGARDING AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. Each proxy solicited on behalf of our Board will be voted in favor of 1 YEAR unless the stockholder instructs otherwise in the proxy.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Each of our audit committee and Board has unanimously selected Marcum LLP (“Marcum”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements for 2023. Marcum is an independent registered public accounting firm.

Our Board is asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm for 2023. Although not required by law or our bylaws, our Board is submitting the selection of Marcum to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm

The Company has engaged Marcum as its independent registered public accounting firm for the fiscal year ending December 31, 2023. The decision to engage Marcum as the Company’s independent registered public accounting firm was unanimously approved by the Company’s audit committee and Board.

Representatives of Marcum are expected to be present at the 2023 Annual Meeting telephonically. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from our stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023. Each proxy solicited on behalf of our Board will be voted FOR the ratification of the selection of Marcum as our independent registered public accounting firm for 2023 unless the stockholder instructs otherwise in the proxy. If our stockholders do not ratify the selection, the matter will be reconsidered by our Board.

Audit and Non-Audit Services

Our audit committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm. It is the policy of our audit committee to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our audit committee has considered whether the provision by Marcum of services of the varieties described below was compatible with maintaining the independence of Marcum. Our audit committee believes the provision of such services to us did not jeopardize the independence of Marcum as the Company’s independent registered public accounting firm.

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The table below sets forth the aggregate fees we paid to Marcum for audit and non-audit services provided to us in 2022 and 2021:

Fees	2022	2021
Audit Fees	$115,875	$156,045
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$115,875	$156,045

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

AUDIT COMMITTEE REPORT

Our audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the independent registered public accounting firm and our internal audit function. The audit committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation, and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The audit committee reviews our financial reporting process. In this context, the audit committee:

●	Reviewed and discussed with management the audited financial statements for the year ended December 31, 2022;

●	Discussed with Marcum, our independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and

●	Received the written disclosures and the letter from Marcum required by the PCAOB and has discussed with Marcum the independent accountant’s independence.

Based on this review and the discussions referred to above, the audit committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

This report is submitted on behalf of the members of the audit committee, who are named below, and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Webster Bailey

Bruce Horowitz

John Lacey, III, M.D.

Ed Pershing, CPA

Dominic Rodrigues

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PROPOSAL 5

To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split

Background

We are seeking stockholder approval for a proposal to adopt an amendment to our certificate of incorporation to permit us to effect a reverse stock split of all of our issued and outstanding capital stock, which consists of our issued and outstanding common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock, by a ratio within a range of 1-for-10 and 1-for-50 (the “Reverse Stock Split”). Our stockholders approved a similar proposal at our 2022 annual meeting of stockholders. If approved by our stockholders at the 2023 Annual Meeting, this proposal would permit, but not require, the board of directors to effect a Reverse Stock Split of all of our issued and outstanding capital stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of 1-for-10 to a maximum of 1-for-50 split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the approval, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The form of the amendment to our certificate of incorporation (including amendments to the Certificates of Designation) to effect the Reverse Stock Split is set forth on Appendix A below. Approval of the proposal would permit (but not require) the Board to effect the Reverse Stock Split by a ratio of not less than 1-for-10 and not more than 1-for-50, with the exact ratio to be determined by the Board at its sole discretion. The exact ratio of the Reverse Stock Split would be determined by the Board and publicly announced by the Company prior to the effective time of the split. We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. If the Board implements the Reverse Stock Split, the Certificates of Designation will also be amended to provide for the proportional adjustment of certain terms upon a Reverse Stock Split, as set forth on Appendix A below.

Reasons for the Proposed Reverse Stock Split

Marketability of our Common Stock

The Company’s common stock currently trades in the over-the-counter market on the National Association of Securities Dealers’ OTC Bulletin Board (the “OTCBB”) because it does not meet the listing requirements of the national securities exchanges. Our Board recommends the Reverse Stock Split, in part, because our Board believes that we can improve the marketability and liquidity of our common stock if the share price of the common stock is increased to a range of $1.00 to $3.00 per share. The increased stock price that may result from the Reverse Stock Split may make our common stock more attractive to a broader range of investors, such as institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their clients.

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Material Effects of the Proposed Reverse Stock Split

Upon the effectiveness of the amendment to our Certificate of Incorporation, including the Certificates of Designation (the “Effective Time”), as amended and attached hereto as Appendix A, effecting the Reverse Stock Split, the outstanding shares of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock will be reduced in accordance with the exchange ratio selected by the Board and combined into a lesser number of shares such that one share of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock will be issued for a specified number of shares, which number shall be equal to or greater than 10 and equal to or less than 50, of currently outstanding shares of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock, respectively, with the exact number within such range to be determined by our Board prior to the effective time of such amendment. If the Reverse Stock Split is implemented, the same ratio will be applied to each of the common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock. If the Board implements the Reverse Stock Split, the Certificates of Designation will also be amended to provide for the proportional adjustment of certain terms upon a Reverse Stock Split. Specifically, the provision governing adjustments for stock splits and combinations in the Certificates of Designation will be amended to clarify that the number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will be proportionately adjusted upon a stock split of common stock (if there is not a corresponding stock split of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively). The Certificates of Designation will also be amended to provide for an appropriate adjustment to the “Original Issue Price” upon a stock split of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock and to clarify the information in the report that will be available to holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock following a stock split. The purpose of these amendments is to ensure that the relative economic rights of each of the common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following a stock split. The following discussion is qualified in its entirety by the full text of the amendment to our Certificate of Incorporation, including the Certificates of Designation, which is hereby incorporated by reference.

If the Reverse Stock Split is implemented, the par value of our common stock and preferred stock would not change. In addition, the aggregate liquidation preferences, voting rights and other rights and privileges of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock would not change as a result of the Reverse Stock Split, other than customary proportional adjustments to the “Original Issue Price” as set forth in the amendments to the Certificates of Designation described above to ensure that the relative economic rights of the Series D Preferred Stock and Series D-1 Preferred Stock remain the same following the Reverse Stock Split. The number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will not change as a result of the Reverse Stock Split, because the Company would be combining the shares of common stock at the same ratio in which it is combining shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively. Therefore, if the Reverse Stock Split is implemented, the Series D Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-one conversion ratio, and the Series D-1 Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-10 conversion ratio. Similarly, if the Reverse Stock Split is implemented, each share of Series D Convertible Preferred Stock will still carry the right to one vote per share, and each share of Series D-1 Convertible Preferred Stock will carry the right to ten (10) votes per share. In connection with the Reverse Stock Split, any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. Even if stockholder approval of the Reverse Stock Split is obtained, our Board may decide not to effect the Reverse Stock Split at its sole discretion if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

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The Reverse Stock Split will affect all holders of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any holder of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock’s proportionate voting power (subject to the treatment of fractional shares). The common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Based on our shares of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock outstanding as of April 1, 2023, the principal effects of the Reverse Stock Split will be that the number of shares of our common stock issued and outstanding will be reduced from 542,010,976 shares to a range of 54,201,098 shares (if a 1-for-10 ratio is chosen) to 10,840,220 shares (if a 1-for-50 ratio is chosen), the number of shares of Series D Convertible Preferred Stock issued and outstanding will be reduced from 12,373,247 shares to a range of 1,237,325 shares (if a 1-for-10 ratio is chosen) to 247,465 shares (if a 1-for-50 ratio is chosen), and the number of shares of Series D-1 Convertible Preferred Stock issued and outstanding will be reduced from 10,624,061 shares to a range of 1,062,406 shares (if a 1-for-10 ratio is chosen) to 212,481 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by our Board of Directors and without giving effect to any rounding up of fractional shares.

The table below sets forth, as of April 1, 2023, and for illustrative purposes only, certain effects of the potential ratios of between 1-for-10 and 1-for-50, inclusive, including our total outstanding common stock equivalents (without giving effect to the treatment of fractional shares).

	Common Stock and Equivalents		Common Stock and Equivalents
	Outstanding Prior to Reverse Stock Split		Outstanding Assuming Certain Reverse Stock Split Ratios
	Shares	Percent of Total	1-for-10	1-for-25	1-for-50
Common stock outstanding	419,497,119	77.40%	41,949,712	16,779,885	8,389,942
Common Stock underlying options	3,425,000	0.63%	342,500	137,000	68,500
Common stock underlying warrants	475,000	0.09%	47,500	19,000	9,500
Common stock upon conversion of Series D Convertible Preferred Stock	12,373,247	2.28%	1,237,325	494,930	247,465
Common stock upon conversion of Series D-1 Convertible Preferred Stock	97,466,260	17.98%	9,746,626	3,898,650	1,9649,325
Common stock upon conversion of 2021 and 2022 notes to Series D-1 Convertible Preferred Stock	8,744,340	1.62%	877,435	350,974	175,487
Total common stock and equivalents	542,010,976	100.00%	54,201,098	21,680,439	10,840,220

Common stock available (shortfall) for future issuances	457,989,024	-	45,798,902	18,319,561	9,159,780

Total shares of common stock authorized for issuance	1,000,000,000	-	100,000,000	40,000,000	20,000,000

The table below sets forth, as of April 1, 2023, and for illustrative purposes only, certain effects of the potential ratios of between 1-for-10 and 1-for-50, inclusive, including our total outstanding Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock (without giving effect to the treatment of fractional shares).

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	Preferred Stock		Preferred Stock
	Outstanding Prior to Reverse Stock Split		Outstanding Assuming Certain Reverse Stock Split Ratios
	Shares	Percent of Total	1-for-10	1-for-25	1-for-50
Series D Convertible Preferred Stock	12,373,247	53.80%	1,237,325	494,930	247,465
Series D-1 Convertible Preferred Stock	10,624,061	46.20%	1,062,406	424,962	212,481
Total preferred stock	22,997,308	100.00%	2,299,731	919,892	459,946

Preferred stock available (shortfall) for future issuances	2,002,692	-	200,269	80,108	40,054

Total shares of Preferred stock authorized for issuance	25,000,000	-	2,500,000	1,000,000	500,000

In determining which ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

●	the historical and projected performance of our trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock;

●	our capitalization (including the number of shares of our common stock and preferred stock issued and outstanding)

●	which ratio would result in the least administrative cost to us;

●	potential devaluation of our market capitalization as a result of a reverse stock split; and

●	prevailing general capital markets and economic conditions.

If the Reverse Stock Split is implemented, the same ratio will be applied to each of the common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock. The principal effects of the Reverse Stock Split will be as follows:

●	each 10 to 50 shares of common stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of common stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

●	each 10 to 50 shares of Series D Convertible Preferred Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Series D Convertible Preferred Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

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●	each 10 to 50 shares of Series D-1 Convertible Preferred Stock, inclusive, as determined in the sole discretion of our Board, will be combined into one new share of Series D-1 Convertible Preferred Stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

●	the number of shares of common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock issued and outstanding will be reduced accordingly, as illustrated in the table above;

●	proportionate adjustments will be made to the number of shares of common stock issuable upon exercise of options and warrants, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise as had been payable immediately preceding the Reverse Stock Split;

●	proportionate adjustments will be made to the Original Issue Price in the Certificates of Designation to ensure the aggregate liquidation preference of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following a Reverse Stock Split;

●	proportionate adjustments will be made to the Conversion Price in the 2021 and 2022 Notes to ensure the relative economic rights of the 2021 and 2022 Notes remain the same following a Reverse Stock Split;

●	the number of shares reserved for issuance or under the securities described immediately above will be reduced proportionately; and

●	we will have available shares of common stock and preferred stock to conduct future equity financings.

Reservation of Right to Delay the Filing of or Not Effect the Reverse Stock Split

If stockholder approval is obtained to effect the Reserve Stock Split, the Board expects to select an appropriate ratio and will implement the Reverse Stock Split within one (1) year of the approval date. Our Board reserves the authority to decide at its sole discretion, however, to delay or not effect at all the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. If our stockholders approve this proposal, and the Board subsequently elects to effect the Reverse Stock Split, we will file an amendment to our certificate of incorporation (including amendments to the Certificates of Designation) with the Secretary of State of the State of Delaware and they will become effective upon filing or such later time as is set forth therein.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Going Private Transaction

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

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Amendment Effective Time

The effective date of the Reverse Stock Split will be the date on which the certificate of amendment to our certificate of incorporation (including the amendments to the Certificates of Designation) to effect the amendments contemplated by this proposal are accepted and recorded by the Delaware Secretary of State (subject to any specific future time of effectiveness stated therein) in accordance with Section 103 of the Delaware General Corporation Law (the “DGCL”). The exact timing of the filing of the amendments will be determined by the Board based on its assessments of the best interests of the Company and its stockholders. Except as explained herein with respect to fractional shares, on the effective date of the amendments to effect the Reverse Stock Split, shares of the common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock issued and outstanding will be combined and converted, without any action on the part of the stockholders, into one share of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock, respectively, in accordance with the ratio between 1-for-10 and 1-for-50.

After the Effective Time, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Procedures for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split and our Board determines that it is in our best interests to effect the Reverse Stock Split, the Reverse Stock Split would become effective at the Effective Time.

As soon as practicable after the Effective Time of the Reverse Stock Split, we will notify our stockholders that the Reverse Stock Split has been implemented. Broadridge Corporate Issuer Solutions, Inc., our transfer agent, will act as exchange agent for the purposes of implementing the exchange of common stock and preferred stock certificates. Holders of pre-Reverse Stock Split shares of our common stock and preferred stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our common stock and preferred stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our common and preferred stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held by their broker do not need to submit old stock certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split.

Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect on Registered and Beneficial Holders of Common Stock and Preferred Stock

Upon the effectiveness of the Reverse Stock Split, shares of our common stock and preferred stock held by stockholders that hold their shares through a broker or other nominee will be treated in the same manner as shares held by registered stockholders that hold their shares in their names. Brokers and other nominees that hold shares of our common stock and preferred stock will be instructed to effect the Reverse Stock Split for the beneficial owners of such shares. However, those brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split. Stockholders whose shares of our common stock and preferred stock are held in the name of a broker or other nominee are encouraged to contact their broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

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Effect on Registered “Book-Entry” Holders of Our Common Stock and Preferred Stock

Registered holders of shares of our common stock and preferred stock may hold some or all of their shares electronically in book-entry form under the direct registration system for the securities. Those stockholders will not have stock certificates evidencing their ownership of shares of our common stock and preferred stock, but generally have a statement reflecting the number of shares registered in their accounts.

Stockholders that hold registered shares of our common stock and preferred stock in book-entry form do not need to take any action to receive post-Reverse Stock Split shares. Any such stockholder that is entitled to post-Reverse Stock Split shares will automatically receive, at the stockholder’s address of record, a transaction statement indicating the number of post-Reverse Stock Split shares held following the implementation of the Reverse Stock Split.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation (including the amendments to the Certificates of Designation) in connection with the Reverse Stock Split.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation (including the Certificates of Designation) and the requirements of the DGCL. We have never declared or paid any cash dividends on our common stock and do not expect to pay any dividends for the foreseeable future. We intend to use future earnings, if any, in the operation and expansion of our business. Any future determination relating to our dividend policy will be made at the discretion of our Board of Directors, based on our financial condition, results of operations, contractual restrictions, capital requirements, business properties, restrictions imposed by applicable law and other factors our Board of Directors may deem relevant. Future debt covenants may prohibit payment of dividends.

Accounting Matters

Effect on Par Value

The proposed amendments to our Certificate of Incorporation (including the Certificates of Designation) will not affect the par value of our common stock, which will remain at $0.001 per share, or the par value of our preferred stock, which will remain at $0.001 per share.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our consolidated balance sheet attributable to our common stock and preferred stock, which consists of the par value per share of our common stock and preferred stock multiplied by the aggregate number of shares of our common stock outstanding and preferred stock outstanding, respectively, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, our additional paid-in capital account reported on our consolidated balance sheet shall be increased with the amount by which the stated capital is reduced. Our stockholders’ equity balance, in the aggregate, will remain unchanged.

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Effect on Our Outstanding Options and Warrants

If the Reverse Stock Split is effectuated, the number of shares of common stock issuable upon exercise of our outstanding stock options (including shares reserved for issuance under our 2014 Equity Compensation Plan) and warrants will be proportionately adjusted by the applicable administrator, using the ratio of the Reverse Stock Split, rounded up to the nearest whole share. In connection with the Reverse Stock Split, our Board of Directors or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of common stock available for awards under our 2014 Equity Compensation Plan. In addition, the exercise price for each outstanding stock option and warrant would be increased in inverse proportion to the Reverse Stock Split ratio such that upon exercise of stock options or warrants, the aggregate exercise price payable by the optionee or warrant holder to the Company for the shares of common stock subject to the option or warrant would remain approximately the same as the aggregate exercise price, as applicable, prior to the Reverse Stock Split.

Corresponding Amendments to the Certificates of Designation

If the Board implements the Reverse Stock Split, the Certificates of Designation will also be amended to provide for the proportional adjustment of certain terms upon a Reverse Stock Split. Specifically, the provision governing adjustments for stock splits and combinations in the Certificates of Designation will be amended to clarify that the number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will be proportionately adjusted upon a stock split of common stock (if there is not a corresponding stock split of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively). The Certificates of Designation will also be amended to provide for an appropriate adjustment to the “Original Issue Price” upon a stock split of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock and to clarify the information in the report that will be available to holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock following a stock split. The purpose of these amendments is to ensure that the relative economic rights of each of the common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following a stock split.

Effect on Our Outstanding Series D and Series D-1 Convertible Preferred Stock

If the Reverse Stock Split is implemented, the number of shares of Series D Convertible Preferred Stock issued and outstanding will be reduced from 12,373,247 shares to a range of 1,237,325 shares (if a 1-for-10 ratio is chosen) to 247,465 shares (if a 1-for-50 ratio is chosen), and the number of shares of Series D-1 Convertible Preferred Stock issued and outstanding will be reduced from 10,624,061 shares to a range of 1,062,406 shares (if a 1-for-10 ratio is chosen) to 212,481 shares (if a 1-for-50 ratio is chosen).

If the Reverse Stock Split is implemented, there will be customary adjustments to the “Original Issue Price” as defined in the Certificates of Designation to ensure that the relative economic rights of the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock remain the same following the Reverse Stock Split. Specifically, the Original Issue Price for each outstanding share of Series D and Series D-1 Convertible Preferred Stock would be increased in inverse proportion to the Reverse Stock Split ratio such that upon certain mergers, corporate reorganizations or sales of our assets (each, a “Company Event”), the aggregate liquidation preference payable to the holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock would remain approximately the same as the aggregate liquidation preference prior to the Reverse Stock Split.

The number of shares of common stock into which each share of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible will not change as a result of the Reverse Stock Split, because the Company would be combining the shares of common stock at the same ratio in which it is combining shares of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, respectively. Therefore, if the Reverse Stock Split is implemented, the Series D Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-one conversion ratio, and the Series D-1 Convertible Preferred Stock will remain convertible at the option of the holders thereof into shares of common stock based on a one-for-10 conversion ratio. Similarly, if the Reverse Stock Split is implemented, each share of Series D Convertible Preferred Stock will still carry the right to one vote per share, and each share of Series D-1 Convertible Preferred Stock will carry the right to ten (10) votes per share.

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Effect on Our 2021 Notes

As of April 1, 2023, the Company has an aggregate principal amount of $1,075,000 of 2021 Notes outstanding. The outstanding principal amount and interest payable under the 2021 Notes may be convertible at the investors’ option into shares of Series D-1 Convertible Preferred Stock at a price per share equal to $2.8620.

The Company intends to amend the 2021 Notes (which it may do upon the consent of the majority of the outstanding principal amounts of all 2021 Notes) to provide that the conversion price will be proportionately adjusted upon a reverse stock split. The Board will not implement the Reverse Stock Split unless the 2021 Notes are amended to provide that the conversion price will be proportionately adjusted upon a reverse stock split. If the Reverse Stock Split is implemented, there will be customary adjustments to the conversion price in the 2021 Notes to ensure that the relative economic rights of the holders of the 2021 Notes remain the same following the Reverse Stock Split. Specifically, the conversion price would be increased in inverse proportion to the Reverse Stock Split ratio such that upon a conversion, the number of shares of Series D-1 Convertible Preferred Stock issuable upon conversion of the 2021 Notes will be decreased in proportion to the Reverse Stock Split ratio.

Effect on Our 2022 Notes

As of April 1, 2023, the Company has an aggregate principal amount of $2,427,500 of 2022 Notes outstanding. The outstanding principal amount and interest payable under the 2022 Notes may be convertible at the investors’ option into shares of Series D-1 Convertible Preferred Stock at a price per share equal to $2.8620.

The 2022 Notes provide that the conversion price will be proportionately adjusted upon a reverse stock split. Specifically, the conversion price would be increased in inverse proportion to the Reverse Stock Split ratio such that upon a conversion, the number of shares of Series D-1 Convertible Preferred Stock issuable upon conversion of the 2022 Notes will be decreased in proportion to the Reverse Stock Split ratio.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common and preferred stock or any other of our securities.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our common stock and preferred stock. Except where noted, this summary deals only with our common stock and preferred stock that are held as a capital asset.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and United States Treasury regulations, rulings, and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of common stock and preferred stock and does not deal with non-U.S., state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

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We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our common stock or preferred stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our common stock or preferred stock, you should consult your own tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a tax- free recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split common stock and preferred stock for shares of post-split common stock and preferred stock. The post-split common stock and preferred stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split common stock and preferred stock held by that stockholder immediately prior to the Reverse Stock Split. A stockholder’s holding period for the post-split common stock and preferred stock generally will be the same as the holding period for the pre-split common stock and preferred stock exchanged therefore.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share; however, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding the characterization of the Reverse Stock Split for United States federal income tax purposes.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES.

Certain Risks Associated with the Reverse Stock Split

Our Board believes that the Reverse Stock Split will increase the market price of our shares of common stock. There are a number of risks associated with the Reverse Stock Split, however, including but not limited to:

●	Our Board cannot predict the effect of the Reverse Stock Split upon the market price for our shares of common stock, and the history of similar reverse stock splits for companies in like circumstances has varied.

●	If the Reverse Stock Split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our common stock may not improve.

●	The market price of our shares of common stock may also be affected by the Company’s performance and other factors, the effect of which our Board cannot predict.

●	In the future, the market price of the shares of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price of the shares of our common stock prior to the Reverse Stock Split.

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●	If the Reverse Stock Split is effected and the market price of the shares of our common stock then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the shares of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the implementation of the Reverse Stock Split.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than one hundred (100) shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of one hundred (100) shares.

Since the Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are convertible into common stock, holders of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are subject to these same risks.

Vote Required

The proposal to authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 5.

Each proxy solicited on behalf of our Board will be voted FOR the approval of Proposal 5 unless the stockholder instructs otherwise in the proxy.

PROPOSAL 6

To authorize our Board, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of shares of common and preferred stock that we are authorized to issue, if and only if, Proposal 5 is approved, by the same Reverse Stock Split ratio determined by our Board. Our stockholders approved a similar proposal at the 2022 annual meeting of stockholders. The amendment will change the number of shares of common stock and preferred stock that are authorized, and the total authorized shares of capital stock will be decreased in proportion to the Reverse Stock Split ratio. We will also amend our Certificates of Designation to reduce the number of shares of preferred stock that are designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock in approximate proportion to the Reverse Stock Split ratio (subject to ensuring there are sufficient shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock to account for the rounding up of fractional shares in connection with the Reverse Stock Split). The form of the amendment to our Certificate of Incorporation (including the amendments to the Certificates of Designation) to effect the reduction in authorized shares is set forth on Appendix B below.

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Background

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes us to issue up to 1,000,000,000 shares of common stock and 25,000,000 shares of preferred stock, par value $.001 per share. Of the 25,000,000 shares of authorized preferred stock, 12,374,000 shares of preferred stock are designated as Series D Convertible Preferred Stock and 11,241,000 shares of preferred stock are designated as Series D-1 Convertible Preferred Stock.

As of April 1, 2023, the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants and options and outstanding Series D and Series D-1 Convertible Preferred Stock totaled 542,010,976 shares. No shares of common stock are held in treasury. The aggregate amount of common stock issued and reserved for issuance consisted of the following amounts as of April 1, 2023:

●	419,497,119 shares of common stock issued and outstanding;

●	475,000 shares of common stock reserved for issuance pursuant to outstanding warrants to purchase common stock;

●	3,425,000 shares of common stock reserved for issuance pursuant to outstanding options to purchase common stock; and

●	118,613,857 shares of common stock reserved for issuance upon conversion of our Series D and Series D-1 Convertible Preferred Stock.

The total number of shares of common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase common stock, (iii) reserved for issuance pursuant to options to purchase common stock granted under the Provectus Pharmaceuticals, Inc. 2012 Stock Plan and the Provectus Biopharmaceuticals, Inc. 2014 Equity Compensation Plan and (iv) reserved for issuance upon conversion of our Series D and Series D-1 Convertible Preferred Stock totals 542,010,976 shares of common stock as of April 1, 2023.

On August 13, 2021, the Board approved a Financing Term Sheet (the “2021 Term Sheet”), which sets forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2021 Financing”), which amounts will be obtained in several tranches.

As of April 1, 2023, the Company had 2021 Notes proceeds of $1,075,000, of which $525,000 is from related party investors.

Pursuant to the 2021 Term Sheet, the 2021 Notes will be paid back, convert into shares of the Company’s Series D-1 Convertible Preferred Stock, or convert into Company equity securities and/or debt instruments of certain future financings on or before twelve months after the issue date of a 2021 Note, subject to certain exceptions.

On September 20, 2022, the Board approved a Financing Term Sheet (the “2022 Term Sheet”), which set forth the terms under which the Company will use its best efforts to arrange for financing of a maximum of $5,000,000 (the “2022 Financing”), which amounts will be obtained in several tranches.

As of April 1, 2023, the Company had received 2022 Notes proceeds of $1,352,500, of which $1,277,500 is from a related party investor.

Pursuant to the 2022 Term Sheet, the 2022 Notes convert into shares of the Company’s Series D-1 Convertible Preferred Stock on or before twelve months after the issue date of a 2022 Note, subject to certain exceptions.

Reasons for the Authorized Share Reduction

Our Board wishes to align both issued and outstanding as well as authorized shares of the Company’s common and preferred stock with a Reverse Stock Split. Our Board desires to demonstrate to stockholders that it will continue to be prudent in approving additional issuances of common stock and preferred stock in connection with future financings.

Future Issuances of Shares of Common Stock or Preferred Stock

Given our current available capital, our cash and cash equivalents, our history of operating at a loss and our need for additional capital to implement our plan of operations, we currently anticipate that we will be required to raise additional capital through equity financing. See Proposal 5 above regarding the proposed Reverse Stock Split. In addition, we also anticipate issuing additional shares of common stock and/or preferred stock to satisfy the 2022 Financing.

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This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

Approval of the proposal to amend our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of common stock and preferred stock we are authorized to issue in proportion to the Reverse Stock Split ratio will provide us with the necessary flexibility to raise additional capital using equity, if and when such opportunities may arise.

Reservation of Right to Delay the Filing of or to Abandon the Amendment to Decrease the Number of Shares of Common Stock and Preferred Stock that We Are Authorized to Issue

We reserve the right to delay the filing of, or to not effect, the amendment to our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of our common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,241,000 to between 1,124,100 shares to 224,820 shares, in proportion with approval of Proposal 5 – Reverse Stock Split, without further action by our stockholders at any time before one (1) year from the approval date, even if such amendment has been approved by our stockholders at the 2023 Annual Stockholders Meeting, if and only if we delay the filing of, or do not effect at all the Reverse Stock Split. By voting in favor of the amendment, you are expressly also authorizing our Board of Directors to delay (up to one year from the approval date) or abandon the amendment to our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of our common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,241,000 to between 1,124,100 shares to 224,820 shares, in proportion with approval of Proposal 5 – Reverse Stock Split, if it determines, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

Authorized Shares of Common and Preferred Stock

Under Proposal 6, if and only if Proposal 5 is approved and the Reverse Stock Split is implemented, the number of authorized shares of our common and preferred stock, and the number of shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, would each be reduced by the same Reverse Stock Split ratio determined by our Board. The number of authorized shares of our common and preferred stock under our Certificate of Incorporation, and the number of shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock in our Certificates of Designation, will be reduced by the Reverse Stock Split ratio that is determined by our Board. Currently we are authorized to issue up to a total of 1,025,000,000 shares of capital stock, comprised of 1,000,000,000 shares of common stock and 25,000,000 shares of preferred stock. The number of shares of our authorized common stock would be reduced from 1,000,000,000 shares to a range of 100,000,000 shares (if a 1-for-10 ratio is chosen) to 20,000,000 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by our Board. The number of shares of our authorized preferred stock would be reduced from 25,000,000 shares to a range of 2,500,000 shares (if a 1-for-10 ratio is chosen) to 500,000 shares (if a 1-for-50 ratio is chosen), depending on the exact exchange ratio chosen by our Board. The number of shares of our preferred stock designated as Series D Convertible Preferred Stock would be reduced from 12,374,000 shares to a range of 1,237,400 shares (if a 1-for-10 ratio is chosen) to 247,480 shares (if a ratio of 1-for-50 is chosen), depending on the exact exchange ratio chose by our Board. The number of shares of our preferred stock designated as Series D-1 Convertible Preferred Stock would be reduced from 11,241,000 to a range of 1,124,100 shares (if a 1-for-10 ratio is chosen) to 224,820 shares (if a ratio of 1-for-50 is chosen).

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Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Certificate of Incorporation (as amended by the Certificates of Designation) to decrease the number of shares of our common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,241,000 to between 1,124,100 shares to 224,820 shares, in proportion with approval of Proposal 5 – Reverse Stock Split, is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed decrease of authorized shares of common stock and preferred stock, as an anti-takeover measure.

No Preemptive Rights

Under Section 102(b)(3) of the DGCL and our Certificate of Incorporation, the holders of common stock and preferred stock do not have preemptive rights to acquire unissued shares of common stock and preferred stock.

Dissenters’ Rights

Our stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation (including the amendments to the Certificates of Designation) to decrease the number of shares of common stock that we are authorized to issue from 1,000,000,000 shares to between 100,000,000 to 20,000,000 shares, decrease the number of shares of preferred stock that we are authorized to issue from 25,000,000 shares to between 2,500,000 to 500,000 shares, decrease the number of shares of preferred stock designated as Series D Convertible Preferred Stock from 12,374,000 shares to between 1,237,400 shares to 247,480 shares, and decrease the number of shares of preferred stock designated as Series D-1 Convertible Preferred Stock from 11,241,000 to between 1,124,100 shares to 224,820 shares, in proportion with approval of Proposal 5 – Reverse Stock Split.

Vote Required

The proposal to authorize our Board, if and only if Proposal 5 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of shares of common stock and preferred stock that we are authorized to issue by the same Reverse Stock Split ratio, will be approved if a majority of the outstanding shares of common stock, Series D Convertible Preferred Stock (voting on an as converted basis with the common stock) and Series D-1 Convertible Preferred Stock (voting on an as converted basis with the common stock) are voted in favor of the proposal. After filing the certificates of amendment to the Certificate of Incorporation and Certificates of Designation, the remaining shares of common stock and preferred stock (including Series D-1 Convertible Preferred Stock) may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate. In the event that Proposal 6 is not approved and adopted by our stockholders at the 2023 Annual Meeting, the number of authorized shares of common stock and preferred stock in the Certificate of Incorporation and the number of shares of preferred stock designated as Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock in the Certificates of Designation will remain the same as currently in effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 6. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of Proposal 6 unless the stockholder instructs otherwise in the proxy.

OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

Set forth below is a biographical summary of the experience of each of our executive officers:

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Bruce Horowitz, 66, has served as our COO since May 2019. Information about his business experience is set forth above under the heading, “Proposal 1 – ELECTION OF DIRECTORS – Director Nominees.”

Heather Raines, CPA, 57, has served as our CFO since March 2019. Mrs. Raines previously served as the Company’s Controller from August 2017 until her appointment as the Company’s CFO. Before joining the Company, Mrs. Raines served as the Vice President of Finance for BDry Waterproofing, a service business, from 2015 to 2017. She previously managed financial and accounting functions at AMETEK, Inc. (NYSE: AME), a manufacturing company, serving as AMT Business Unit Controller for AMETEK’s wholly owned subsidiary, Advanced Measurement Technology, Inc., in 2015, Scientific Instruments Business Unit Controller from 2013 to 2015, and Senior Finance Manager from 2007 to 2013. Mrs. Raines was a tax analyst at Goody’s Family Clothing from 2006 to 2007, and an Accounting Manager at Siemens Medical Solutions USA, Inc., a wholly owned subsidiary of Siemens AG (NYSE: SI), from 2005 to 2006, and CTI Molecular Imaging, Inc. (Nasdaq: CTMI) from 1999 to 2005. Mrs. Raines received a Master’s Degree in Accounting from Strayer University and a Bachelor’s Degree in Accounting from the University of Tennessee. She is a CPA, and a member of the American Institute of CPAs, the Tennessee Society of CPAs, and the Institute of Management Accountants.

Eric A. Wachter, Ph.D., 60, has served as our Chief Technology Officer since May 2012. Dr. Wachter previously served as Executive Vice President, Pharmaceuticals and as a member of our Board from 2002 to 2012 and from 2016 to 2018. From 1997 to 2002, he was a senior member of the management team of Photogen Technologies, Inc. (the precursor company of the Company), including serving as Vice President, Secretary, and a member of its board of directors. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin–Madison in 1988.

Code of Ethics

Our Board has adopted a code of ethics that applies to our principal executive officer and principal financial officer, or persons performing similar functions. The code of ethics contains written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. The code of ethics is available without charge upon request from our Secretary, Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929.

Hedging

As of the date hereof, the Company does not have a formal policy regarding hedging activities.

OTHER MATTERS

As of the date hereof, our Board knows of no business that will be presented at the 2023 Annual Meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote on the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

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ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board by mail, telephone, facsimile, or other electronic means or in person. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929.

Stockholder Proposals for Inclusion in Proxy Statement for 2024 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), a stockholder proposal must be received by us no later than the close of business on January 13, 2024. Stockholder proposals must be sent to our Secretary at Provectus Biopharmaceuticals, Inc., 800 S. Gay Street, Suite 1610, Knoxville, Tennessee 37929. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and Delaware corporate law.

Other Stockholder Proposals for Presentation at the 2024 Annual Meeting of Stockholders

In addition to the above, our bylaws contain an advance notice provision requiring that, if a stockholder’s proposal or director nomination is to be brought before and considered at the 2024 Annual Meeting, such stockholder must provide timely written notice thereof to our Secretary. In order to be timely, the notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than the close of business on January 13, 2024 and not later than the close of business on February 12, 2024; provided, however, that in the event the date of the 2024 Annual Meeting is more than 30 days before or more than 30 days after the anniversary of the 2023 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such 2024 Annual Meeting and not later than the close of business on the later of the 60th day prior to the date of such 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event a stockholder proposal intended to be presented for action at the 2024 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board in connection with the 2024 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the 2024 Annual Meeting.

Stockholder Nominations – Universal Proxy Rules

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2024, which is 60 days prior to the anniversary date of the 2023 Annual Meeting.

By Order of our Board

/s/ Bruce Horowitz
Knoxville, Tennessee May 1, 2023	Bruce Horowitz Chief Operating Officer

37

APPENDIX A

CERTIFICATE OF AMENDMENTS

REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

of

PROVECTUS BIOPHARMACEUTICALS, INC.

PROVECTUS BIOPHARMACEUTICALS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Provectus Biopharmaceuticals, Inc.

2.	The following paragraph will be added to Article IV.A.1 of the Certificate of Incorporation:

“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [number of shares] shares of the Corporation’s issued and outstanding Common Stock that are issued and outstanding immediately prior to [date] shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock pursuant to the provisions of this Article, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.”

3.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

In Witness Whereof, said Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the authorized officer Amendment as of the [  ] day of [___________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

(Pursuant to Section 242 of the

General Corporation law of the State of Delaware)

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

FIRST: That the Company’s Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Section 9(a) of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(a) Adjustment for Stock Splits and Combinations. If at any time or from time to time after the Original Issue Date the Corporation effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series D Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series D Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D Convertible Preferred Stock are convertible pursuant to Sections 7 and Section 8 of this Certificate of Designation shall be proportionately increased. The Original Issue Price shall be subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination, or other similar recapitalization with respect to the shares of Series D Convertible Preferred Stock. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

1

2. Section 11 of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

11. Report or Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the conversion of shares of Series D Convertible Preferred Stock, the Corporation at its expense will promptly deliver a certificate of the Chief Financial Officer showing in reasonable detail the computation of such adjustment or readjustment in accordance with the terms of this Certificate of Designation. The Corporation shall also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Corporation will forthwith (and in any event not later than 30 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder, and will, upon the written request at any time of a holder, furnish to such holder a like report setting forth the ~~Conversion Price at the time in effect~~ number of Conversion Shares into which each share of Series D Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation and showing how such number ~~it~~ was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each holder or any prospective purchaser of shares of Series D Convertible Preferred Stock designated by the holder thereof.

3. The following paragraph will be added as Section 16 of the Certificate of Designation:

“16. Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D Convertible Preferred Stock, dated as of [___], every [___] shares of the Corporation’s Series D Convertible Preferred Stock that are issued and outstanding immediately prior to [____] shall automatically and without any further action on the part of the of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid, and non-assessable share of the Corporation’s Series D Convertible Preferred Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Series D Convertible Preferred Stock pursuant to the provisions of this Section 13, such stockholder shall receive one whole share of Series D Convertible Preferred Stock in lieu of such fractional share and no fractional shares shall be issued.”

THIRD: That the foregoing amendment was approved by the holders of the requisite number of shares of the Company’s capital stock in accordance with 228 of the DGCL.

FOURTH: That this Certificate of Amendment, which amends the provisions of the Certificate of Designation, has been duly adopted in accordance with Section 242 of the DGCL.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [___] day of [________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

SIGNATURE PAGE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS OF

SERIES D-1 CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

(Pursuant to Section 242 of the

General Corporation law of the State of Delaware)

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

FIRST: That the Company’s Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company, declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Section 9(a) of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(a) Adjustment for Stock Splits and Combinations. If at any time or from time to time after the Original Issue Date the Corporation effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series D-1 Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D-1 Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series D-1 Convertible Preferred Stock, the ~~Conversion Price in effect immediately before that subdivision~~ number of Conversion Shares into which each share of Series D-1 Convertible Preferred Stock are convertible pursuant to Sections 7 and Section 8 of this Certificate of Designation shall be proportionately increased. The Original Issue Price shall be subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination, or other similar recapitalization with respect to the shares of Series D-1 Convertible Preferred Stock. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

1

2. Section 11 of the Certificate of Designation shall be amended as set forth below such that all of the double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

11. Report or Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or other securities) issuable upon the conversion of shares of Series D-1 Convertible Preferred Stock, the Corporation at its expense will promptly deliver a certificate of the Chief Financial Officer showing in reasonable detail the computation of such adjustment or readjustment in accordance with the terms of this Certificate of Designation. The Corporation shall also cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation) selected by the Corporation to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based. The Corporation will forthwith (and in any event not later than 30 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder, and will, upon the written request at any time of a holder, furnish to such holder a like report setting forth the ~~Conversion Price at the time in effect~~ number of Conversion Shares into which each share of Series D-1 Convertible Preferred Stock are convertible pursuant to Sections 7 and 8 of this Certificate of Designation and showing how such number ~~it~~ was calculated. The Corporation will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each holder or any prospective purchaser of shares of Series D-1 Convertible Preferred Stock designated by the holder thereof.

3. The following paragraph will be added as Section 16 of the Certificate of Designation:

“16. Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment to the Certificate of Designation of Preferences, Rights, and Limitations of Series D-1 Convertible Preferred Stock, dated as of [__], every [__] shares of the Corporation’s Series D-1 Convertible Preferred Stock that are issued and outstanding immediately prior to [__] shall automatically and without any further action on the part of the of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid, and non-assessable share of the Corporation’s Series D-1 Convertible Preferred Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Series D-1 Convertible Preferred Stock pursuant to the provisions of this Section 13, such stockholder shall receive one whole share of Series D-1 Convertible Preferred Stock in lieu of such fractional share and no fractional shares shall be issued.”

THIRD: That the foregoing amendment was approved by the holders of the requisite number of shares of the Company’s capital stock in accordance with 228 of the DGCL.

FOURTH: That this Certificate of Amendment, which amends the provisions of the Certificate of Designation, has been duly adopted in accordance with Section 242 of the DGCL.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [  ] day of [________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

SIGNATURE PAGE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

APPENDIX B

CERTIFICATE OF AMENDMENTS

REDUCTION IN AUTHORIZED SHARES

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

of

PROVECTUS BIOPHARMACEUTICALS, INC.

PROVECTUS BIOPHARMACEUTICALS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Provectus Biopharmaceuticals, Inc.

2.	The Certificate of Incorporation of the Corporation is amended by deleting the introductory sentence of Article IV thereof and substituting the following in its place:

“The total number of shares which the Corporation shall have authority to issue is [______] shares of capital stock, of which [________] shares shall be designated Common Stock, $0.001 par value per share (“Common Stock”), and [_______] shall be designated Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

3.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

In Witness Whereof, said Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by the authorized officer Amendment as of the [ ] day of [__________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST: The Company’s Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company to decrease the number of shares of authorized preferred stock that would be designated as Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Convertible Preferred Stock”), declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Designation and Number of Shares. One series of Preferred Stock is established and designated as Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Convertible Preferred Stock”). The number of shares constituting the Series D Convertible Preferred Stock shall be [___] shares.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [___] day of [_______], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES D-1 CONVERTIBLE PREFERRED STOCK

OF

PROVECTUS BIOPHARMACEUTICALS, INC.

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

Provectus Biopharmaceuticals, Inc. (the “Company”), a corporation organized and existing and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST: The Company’s Certificate of Designation of Preferences, Rights and Limitations of Series D-1 Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on June 17, 2021 (the “Certificate of Designation”).

SECOND: That the Board of Directors of the Company duly adopted resolutions proposing to amend the Certificate of Designation of the Company to decrease the number of shares of authorized preferred stock that would be designated as Series D-1 Convertible Preferred Stock, par value $0.001 per share (the “Series D-1 Convertible Preferred Stock”), declaring said amendment to be advisable and in the best interests of the Company and its stockholders, and authorizing the appropriate officers of the Company to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Company be amended as follows:

1. Designation and Number of Shares. One series of Preferred Stock is established and designated as Series D-1 Convertible Preferred Stock, par value $0.001 per share (the “Series D-1 Convertible Preferred Stock”). The number of shares constituting the Series D-1 Convertible Preferred Stock shall be [__] shares.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the [__] day of [__________], 20[__].

PROVECTUS BIOPHARMACEUTICALS, INC.

By:
Heather Raines, CPA
Chief Financial Officer

provectus biopharmaceuticals

PROVECTUS BIOPHARMACEUTICALS, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 20, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 20, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V16439-P92934 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROVECTUS BIOPHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect five directors to serve on our board of directors for a one-year term.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Webster Bailey
02) Bruce Horowitz
03) John Lacey, III, M.D.
04) Ed Pershing, CPA
05) Dominic Rodrigues

The Board of Directors recommends you vote FOR proposals 2, 4, 5 and 6, and 1 YEAR on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of the advisory vote on compensation of our named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V16440-P92934

PROVECTUS BIOPHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 21, 2023 4:00 PM, Eastern Time
This proxy is solicited by the Board of Directors

The 2023 Annual Meeting of Stockholders of Provectus Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at The Hilton Knoxville, located at 501 West Church Avenue, Knoxville, Tennessee 37902, on Wednesday, June 21, 2023 beginning at 4:00 p.m. Eastern Time. The undersigned hereby acknowledges receipt of the combined Notice of 2023 Annual Meeting of Stockholders and Proxy Statement dated May 1, 2023, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Bruce Horowitz and Heather Raines, CPA, and each of them, attorneys as agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR each of Proposals 1, 2, 4, 5, and 6, and “1 YEAR” for Proposal 3.

Continued and to be signed on reverse side